SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004

Martek Biosciences Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22354	52-1399362

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6480 Dobbin Road	Columbia, Maryland	21045

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

MARTEK BIOSCIENCES CORPORATION

Item 5. Other Events and Regulation FD Disclosure.

     On June 9, 2004, Martek conducted a conference call related to its financial results for the three and six months ended April 30, 2004. The transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following is filed as an exhibit to this current report on Form 8-K:

99.1	Conference call transcript dated June 9, 2004 issued by Martek Biosciences Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEK BIOSCIENCES CORPORATION

Date: June 10, 2004	By:	/s/George P. Barker

George P. Barker
Senior Vice President and General Counsel